                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8K/A

                       Amendment to Application or Report
                    Filed pursuant to Section 12, 13 or 15(d)
                     of the Securities Exchange Act of 1934



                              BRE PROPERTIES, INC.
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                 Amendment No. 1

The undersigned hereby amends the following items, financial statements, exhibits or other portions of is Current Report on Form 8-K as set forth in the pages attached hereto:

Item 7.  Financial statements, Pro Forma Information and Exhibits.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        BRE PROPERTIES, INC.


Date: February 12, 1997                 By:   /s/ LeRoy E. Carlson
                                        --------------------------
                                        LeRoy E. Carlson
                                        Executive Vice President and
                                        Chief Financial and Accounting Officer

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

                              BRE PROPERTIES, INC.
                        PRO FORMA STATEMENT OF OPERATIONS
                                   (UNAUDITED)
                      FOR THE YEAR ENDED DECEMBER 31, 1996

     This unaudited pro forma statement of operations reflects the results of operations of BRE Properties, Inc. ("BRE") for the year ended December 31, 1996, giving effect to the acquisition by BRE of Promontory Point Apartments, San Ramon, California for $43,700,000 (completed on December 31, 1996), as if this acquisition had occurred on January 1, 1996. In addition, the pro forma data assumes that this acquisition was financed in part with proceeds from BRE's lines of credit (totaling $150,000,000), as if such borrowings had occurred on January 1, 1996. In the opinion of management, all adjustments necessary to present fairly such pro forma data have been made.

     The unaudited pro forma statement of operations should be read in conjunction with the financial statements and notes thereto filed as part of the Form 10-K for the year ended December 31, 1996. The unaudited pro forma statement of operations is not necessarily indicative of what the actual results of operations of BRE would have been for the period had the transaction occurred at the beginning of the period nor does it purport to indicate the results of future periods.


                                                            BRE             PROMONTORY
                                                        AS REPORTED        POINT TWELVE
                                                        YEAR ENDED         MONTHS ENDED
(IN THOUSANDS, EXCEPT PER                              DECEMBER 31,        DECEMBER 31,          PRO FORMA           PRO-FORMA
      SHARE AMOUNTS)                                       1996                1996             ADJUSTMENTS           RESULTS
                                                           ----                ----             -----------           -------

Revenues:
  Rental . . . . . . . . . . . . . . . . . .              $93,135              $4,450                                 $97,585
  Other. . . . . . . . . . . . . . . . . . .                8,516                 160                                   8,676
                                                         ------------------------------------------------            --------
                                                          101,651               4,610                                 106,261
                                                         ------------------------------------------------            --------
Expenses:
  Depreciation . . . . . . . . . . . . . . .               13,283                   -                 874  (a)         14,157
  Interest . . . . . . . . . . . . . . . . .               16,325                   -               2,884  (b)         19,209
  Other. . . . . . . . . . . . . . . . . . .               35,029               1,272                                  36,301
                                                         ------------------------------------------------            --------
                                                           64,637               1,272               3,758              69,667
                                                         ------------------------------------------------            --------
Net income before gains on
   sales of investments in
   rental properties                                       37,014               3,338              (3,758)             36,594
                                                         ------------------------------------------------            --------
Gains on sales of
   investments in rental
   properties                                              52,825                   -                   -              52,825
                                                         ------------------------------------------------            --------
Net income . . . . . . . . . . . . . . . . .              $89,839              $3,338             ($3,758)            $89,419
                                                         ------------------------------------------------            --------
                                                         ------------------------------------------------            --------
Net income per share:
  Income before net gain
    on sales of investments
    in rental properties . . . . . . . . . .                $1.21                                                       $1.20
  Net gain on sales of
    investments in rental properties . . . .                $1.73                                                       $1.73
                                                         --------                                                    --------
Net income per share                                        $2.94                                                       $2.93
                                                         --------                                                    --------
                                                         --------                                                    --------
Weighted average shares
  outstanding. . . . . . . . . . . . . . . .               30,520                                                      30,520
                                                         --------                                                    --------
                                                         --------                                                    --------



See notes and assumptions to unaudited pro forma statement of operations

                              BRE PROPERTIES, INC.
                  NOTES AND ASSUMPTIONS TO UNAUDITED PRO FORMA
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996


(a) Depreciation for the period January 1, 1996 to December 31, 1996, based upon a 40 year life and a purchase price of $43,700,000.

(b) Interest expense for the period January 1, 1996 to December 31, 1996, on borrowed funds of $43,700,000 under BRE's lines of credit at an interest rate of 6.6%.

                         REPORT OF INDEPENDENT AUDITORS

To BRE Properties, Inc.

We have audited the accompanying statement of Gross Income and Direct Operating Expenses of Promontory Point Apartments for the year ended December 31, 1996. This Statement is the responsibility of the Company's management. Our responsibility is to express an opinion on the Statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the amendment to Form 8K filed by BRE Properties, Inc. as described in Note 2, and is not intended to be a complete presentation of the Company's revenue and expenses.

In our opinion, the Statement referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Promontory Point Apartments for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                             Ernst and Young, LLP

San Francisco, California
February 10, 1997

                           PROMONTORY POINT APARTMENTS

                            STATEMENT OF GROSS INCOME
                          AND DIRECT OPERATING EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 1996


(Amounts in thousands)
GROSS INCOME
     Rental income . . . . . . . . . . . . . . . . . . . . .         $4,450
     Other income. . . . . . . . . . . . . . . . . . . . . .            160
                                                                     ------
                                                                      4,610
DIRECT OPERATING EXPENSES - NOTE 2
     Property taxes. . . . . . . . . . . . . . . . . . . . .            394
     Salaries and wages. . . . . . . . . . . . . . . . . . .            325
     Utilities . . . . . . . . . . . . . . . . . . . . . . .            112
     Repairs and maintenance . . . . . . . . . . . . . . . .            153
     Management fees . . . . . . . . . . . . . . . . . . . .            163
     Insurance . . . . . . . . . . . . . . . . . . . . . . .             60
     General and administrative. . . . . . . . . . . . . . .             65
                                                                     ------
                                                                      1,272
                                                                     ------

TOTAL GROSS INCOME AND DIRECT OPERATING EXPENSES . . . . . .         $3,338
                                                                     ------
                                                                     ------


See report of independent auditors and accompanying notes to the statement of gross income and direct operating expenses.

                           PROMONTORY POINT APARTMENTS

                       NOTES TO STATEMENT OF GROSS INCOME
                          AND DIRECT OPERATING EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 1996

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICY

BRE Properties, Inc. ("BRE") acquired Promontory Point Apartments ("the Property") on December 31, 1996 from an unrelated party. The Property is a 400-unit apartment community located in San Ramon, California.

Expenditures for repairs, maintenance and minor renewals are charged to expense as incurred, while those expenditures that improve or extend the estimated useful life of the Property are capitalized.

NOTE 2.  BASIS OF PRESENTATION

The Statement of Gross Income and Direct Operating Expenses excludes the following expenses which are not comparable with those resulting from the proposed future operations of the Property:

-    Depreciation and amortization expense
-    Mortgage interest expense

Property taxes have not been adjusted to reflect the estimated reassessed value of the Property after acquisition by BRE.

BRE has not provided for federal income taxes because it believes it qualifies as a real estate investment trust under Section 856-860 of the Internal Revenue Code and similar California statutes and distributes substantially all of its taxable income to its shareholders.

BRE is not aware of any material factors relating to the Property that would cause the reported financial information not to be indicative of future operating results.